Exhibit 10.26

SUBSCRIPTION AGREEMENT

Required fields are marked with * as applicable | For assistance call Investor Services: 855-320-1414

SECTION 1 : INVESTMENT

WhiteHawk Minerals Corp. proposes to offer up to 100,000 shares of Series F Redeemable Preferred Stock (Series F Preferred Stock) in connection with this offering (the "Offering"). Each share of Series F Preferred Stock will be sold at a public offering price of $1,000 per share, except as otherwise disclosed in the Prospectus, and will not be certificated. ALL sections MUST be completed and legible. Write/Type "N/A" in sections that are not applicable.

INVESTMENT AMOUNT *

Number of shares purchased:

Purchase price per unit[1]: $

Aggregate purchase price[2]: $

1Purchase price per unit may vary. Reductions in selling commissions on sales of Series F Preferred Stock will be reflected in reduced public offering prices as described in the "Plan of Distribution" section of the Prospectus and the net proceeds to WhiteHawk Minerals will not be impacted by such reductions.

2Minimum initial investment of at least $5,000. No fractional shares will be issued.

☐ Additional purchase — check here Computershare Account #: ___________________________

SECTION 2 : ACCOUNT TYPE Check one box only *

ACCOUNT TYPE		ADDITIONAL REQUIRED DOCUMENTATION
☐ Individual	☐ TOD	If TOD, Transfer on Death form required
☐ Joint Tenants WROS	☐ TOD	If TOD, Transfer on Death form required
☐ Tenants in Common
☐ Community Property
☐ Estate		Documents evidencing individuals authorized to act on behalf of estate
☐ Trust		Trustee Certification form or trust documents
☐ Custodial		None
UGMA: State of ______ UTMA: State of ______
☐ Corporation		Articles of Incorporation or Corporate Resolution
☐ C Corp ☐ S Corp
☐ LLC		LLC Operating Agreement or LLC Resolution
☐ Partnership		Partnership Certification of Powers or Certificate of Limited Partnership
☐ Non-Profit Organization		Formation document or other document evidencing authorized signers
☐ Profit Sharing Plan	☐ Defined Benefit Plan	Pages of plan document listing plan name, date, trustee name(s) and signatures
☐ KEOGH Plan
☐ Traditional IRA	☐ SEP IRA	* Complete Custodial Ownership below
☐ ROTH IRA	☐ Simple IRA
☐ Inherited / Beneficial IRA		For Inherited IRA, indicate Decedent's name:______________
☐ Other (Specify):________________________

CUSTODIAL OWNERSHIP — Complete for all Custodial Held Accounts

Custodian Tax ID #:	Name of Custodian:
Custodian Account #:

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Custodian Phone #:	City, State, ZIP:

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SECTION 3 : INVESTOR INFORMATION Print Name(s) in which Shares are to be Registered

A. INVESTOR / TRUSTEE	B. CO-INVESTOR / CO-TRUSTEE (if applicable)
First Name: *	First Name:
Middle Name:	Middle Name:
Last Name: *	Last Name:
Tax ID or SS #: *	Tax ID or SS #:
Street Address: *	Street Address:
City: *	City:
State: *	State:
ZIP: *	ZIP:
Daytime Phone #:	Daytime Phone #:
Email Address:	Email Address:
Date of Birth: (MM/DD/YYYY)	Date of Birth: (MM/DD/YYYY)
Employer:	Employer:
Retired: ☐ Yes ☐ No	Retired: ☐ Yes ☐ No
Country of Citizenship (if non-U.S.):	Country of Citizenship (if non-U.S.):

C. TRUST / CORPORATION / PARTNERSHIP / OTHER Trustee info must be in Sections 3A and 3B

Entity Name / Title of Trust: *	Date of Trust:
Tax ID #: *

D. GOVERNMENT ID — Foreign Citizens Only Attach photocopy with reference number and photo

If you are a U.S. citizen, skip Section D and proceed to Section 4.

PLACE OF BIRTH

City:	State / Province:
Country:

IMMIGRATION STATUS — Check applicable ID type:

☐ U.S. Driver's License ☐ INS Permanent Resident Alien Card ☐ Foreign National Identity Documents ☐ Employment Authorization Document ☐ Passport without U.S. Visa ☐ Passport with U.S. Visa

Bank Name:	Account #:
Bank Phone #:	Bank Address:
Document Number:	Country of Issuance:

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SECTION 4 : DISTRIBUTIONS Select one option below *

I hereby subscribe for Shares of WhiteHawk Minerals and elect the distribution option indicated below. IRA accounts may not direct distributions without the custodian's approval.

☐ Mail Check to Address of Record	☐ Direct via ACH Deposit Please attach a pre-printed voided check (Non-Custodian Investors only) & sign authorization.	☐ Mail Check to Clearing Firm / Financial Institution below & sign authorization

I authorize WhiteHawk Minerals or its agent to deposit my cash distribution/dividend election to my brokerage checking or savings account. This authority will remain in force until I notify WhiteHawk Minerals in writing to cancel. If WhiteHawk Minerals deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name / Entity Name / Financial Institution:
Mailing Address:
City:	State:
ZIP:	Phone #:
Your Account #: ☐ Checking ☐ Savings ☐ Brokerage	ABA / Routing #:

✎ SIGN HERE Owner Signature Date: _____/______/________	✎ SIGN HERE Co-Owner Signature (if applicable) Date: _____/______/________

Please Attach Copy Of Voided Check To This Form If Funds Are To Be Sent To A Bank

* The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

Attach Check Here

Bobby Bankrate 123 Bankrate Boulevard New York, NY 10001 555-555-5555		1111
Date: ___________________
Pay to the order of: _________________________________		$
___________________________________________________________ DOLLARS Generic Bank and Trust
Memo: ____________________	________________________________
| :123456789	| :10987654321	| :1111
Routing Number	Account Number	Check Number

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SECTION 5 : SUBSCRIBER ACKNOWLEDGMENTS AND SIGNATURES

The undersigned hereby confirms this agreement to purchase the shares on the terms and conditions set forth herein and acknowledges and/or represents each of the following:

(a)

I have received, read and understand the Registration Statement, including the related Prospectus, Prospectus Supplement (if any) and annual and periodic reports filed with the SEC, wherein the terms, conditions and risks of the offering are described, and agree to be bound by the terms and conditions.

(b)	I am purchasing shares for my/our own account.
(c)

I acknowledge there is no public market for the shares of Preferred Stock and that I may not be able to sell or redeem my shares. Redemption of shares is subject to a 3-year redemption, 8% penalty if redeemed within the first 3 years as described in the Prospectus. Redemptions are permitted once per month, subject to capacity limitations of: (i) 19.99% of the outstanding shares of Class A common Stock per annual redemption period. Redemption requests are processed once monthly with settlement up to 1 month later. Please review the Prospectus for further information regarding redemptions.

(d)	I understand this is intended as an intermediate to long-term investment and I have adequate means of providing for my current financial needs and personal contingencies.
(e)	I attest to having the knowledge and experience in financial matters to evaluate the risks of the Offering.
(f)	I consider this investment suitable in meeting my overall investment objectives.
(g)	I am in compliance with the USA PATRIOT Act and not on any governmental authority watch list.

FORM W-9 CERTIFICATION

Form W-9: I HEREBY CERTIFY under penalty of perjury, that: (i) the taxpayer identification number shown on the Subscription Agreement is correct, (ii) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, (iii) I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and (iv) the FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification Instructions: You must cross out item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

✎ SIGN HERE Owner Signature Date: _____/______/________	✎ SIGN HERE Co-Owner Signature (if applicable) Date: _____/______/________

Signature of Custodian(s) or Trustee(s) if applicable. Current Custodian must sign if investment is for an IRA account.

✎ SIGN HERE Authorized Signature — Custodian or Trustee Date: _____/______/________	✎ SIGN HERE Date Date: _____/______/________

Once your account is established go to www.computershare.com/investor and sign up for electronic communication and you'll help us save trees by reducing paper.

WE INTEND TO ASSERT THE FOREGOING REPRESENTATIONS AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. WE HAVE THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION IN WHOLE OR IN PART, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS.

By executing this Subscription Agreement, the subscriber is not waiving any rights under federal or state law.

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SECTION 6 : TRUSTED CONTACT — Optional

By completing this section, you authorize Whitehawk Minerals and Preferred Capital Securities (PCS) to contact the person(s) named below regarding concerns about your health, whereabouts, potential financial exploitation, or if you become unreachable. Note: Trusted contact must be someone other than an account owner.

Contact 1 — Name:	Relationship:
Primary Phone:	Email Address:
Address:	City / State / ZIP:
Contact 2 — Name:	Relationship:
Primary Phone:	Email Address:
Address:	City / State / ZIP:

SECTION 7 : BROKER-DEALER AND RIA INFORMATION All fields required

The Representative must sign below to complete the order and hereby represents and warrants that he/she is duly licensed and may lawfully sell shares of WhiteHawk Minerals Corp.

Broker Dealer / RIA:	Representative Name:
Mailing Address:	City:
State:	ZIP:
Email Address:	Business Phone #:
Fax #:	Broker-Dealer CRD #:
RIA CRD #:	Representative CRD #:

☐ RIA/Fee Based Shares Only — RIA Submission: Check this box to indicate submission is made through the RIA in its capacity as the RIA and not as a Registered Representative of a Broker-Dealer, whose agreement with the subscriber includes a fixed or "wrap" fee. By checking, I understand I will not receive a selling commission.

The undersigned represents and certifies compliance with all applicable policies and procedures under their firm's existing Anti-Money Laundering Program and Customer Identification Program.

✎ SIGN HERE Representative Signature * Date: _____/______/________	✎ SIGN HERE Principal Signature * Date: _____/______/________

⚠ DO NOT SEND SUBSCRIPTION AGREEMENTS TO PREFERRED CAPITAL SECURITIES. THEY WILL NOT BE FORWARDED TO UMB.

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SECTION 8 : SUBMISSION INSTRUCTIONS

Mail documents with check, fax, or email all documents to UMB.

Mail / Fax / Email to:

UMB Bank, N.A. Corporate Trust & Escrow Services

Attention: Lara Stevens / Mail Stop 1011201

928 Grand, 12th Floor, Kansas City, MO 64106

Fax: (816) 860-3029

Email: escrows@umb.com

SECTION 9 : PAYMENT INSTRUCTIONS

Cash, cashier's checks under $10,000 or in bearer form, foreign checks, money orders, third-party checks, or traveler's checks will not be accepted.

CHECK — Make Payable To:

UMB Bank, N.A., Escrow Agent for WhiteHawk Minerals Corp.

MAIL TO:

UMB Bank, N.A. Corporate Trust & Escrow Services Attention: Lara Stevens / Mail Stop 1011201 928 Grand, 12th Floor, Kansas City, MO 64106

WIRE INSTRUCTIONS:

Bank:	UMB Bank, N.A.
ABA No:	101000695
Acct No:	9800006823
Acct Name:	Trust Clearance
Reference: WhiteHawk Minerals Series F	Esc 170111 Attn: Lara Stevens (Investor Name)

For help completing this form, please call Investor Services: 855-320-1414

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